EXHIBIT 10.7.1

LIST OF INDEMNITEES

Each of the individuals identified below is party to an indemnification agreement with Baxano Surgical, Inc. in the form included as Exhibit 10.7 to Baxano’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013:

Ken Reali

Joseph Slattery

Timothy M. Shannon

Michael Carusi

Jeffrey Fischgrund

Russell Hirsch

Paul LaViolette

Jonathan Osgood

Richard Randall

James Shapiro

David Simpson

Mark Stautberg

Rod Young

Stephen Ainsworth

Rick Feiler

Stephanie Fitts

Dwayne Montgomery

Mukesh Ramchandani

Greg D. Slusser

Greg Welsh

Matthew Pickens